EXHIBIT 10.2

***CERTAIN MATERIAL (INDICATED BY THREE ASTERISKS IN BRACKETS) HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS BOTH (1) NOT MATERIAL AND (2) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

AMENDMENT NO. 2
TO
MASTER SERVICES AGREEMENT

The Master Services Agreement, dated as of December 31, 2018, between Juniper Networks, Inc. (“Customer”) and International Business Machines Corporation (“Provider”), as previously modified by Change Orders and Amendment No. 1 dated January 4, 2019 (the “Agreement”), is hereby amended as set forth in this Amendment No. 2 (this “Amendment”), effective as of June 26, 2020 (the “Amendment Effective Date”). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Agreement.
For good and valuable consideration, the receipt and sufficiency of which consideration is acknowledged, Customer and Provider hereby agree as follows as of the Amendment Effective Date:

1.	GENERAL

a.
Section 3.19 (Due Diligence) of the Agreement provides for a Joint Verification Period (“JV”), commencing on the Effective Date and ending March 15, 2019, where the Parties may inventory and validate any information that is reflected or omitted in the Agreement based on information provided by Customer prior to the Effective Date related to (i) resource unit baselines, (ii) third party contracts, leases, licenses that are in scope (iii) Customer Systems and (iv) Affected Employees.

b.	As a result of the JV, the Parties have determined the following:

▪
The Statement of Work for Infrastructure Services SOW #1 (“Infrastructure SOW #1”) and Statement of Work for End User Services SOW #2 (“EUS SOW #2”) are being amended and restated by this Amendment to reflect changes made as a result of the JV. No changes have been made to the Statement of Work for Application Services SOW #3.

▪	Billing changes associated with the JV changes in this Amendment will be effective as of January 1, 2020. Provider shall provide Customer with a credit or debit for the amount

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of overpayments or underpayments previously made by Customer calculated based on the new pricing set forth in this Amendment as of January 1, 2020.

▪	The following table provides a high-level summary of the changes made in this Amendment and the associated total impact to the Fees:

Original Fees for Services under Infrastructure SOW #1 and EUS SOW #2 over the Term	[***]
Adjustment Description	Price Adjustment
Changes have been made to the End User Services Baseline and hardware configurations
-    Standard models have been reconfigured
-    Baseline has been redistributed into new standard models
-    Apple workstations have been removed from scope
-    Lenovo workstations have been moved to a buy/resell model
[***]
Changes have been made to the Application administration Baselines
New RUs (CM Workstation – Linux and CM Workstation – Windows) have been created for workstation OS support services	[***]
Server Baseline changes - A new RU (CM Server) has been created for server support services - Baseline for physical services has been changed - Baseline for virtual and AWS servers has been changed	[***]
A new RU (SAP Basis Support) has been created for SAP Basis support services	[***]
SD WAN implementation is as originally designed (i.e. dedicated to Customer)	[N/A]
Local Service Agreements – Baselines and Fees have been consolidated for countries with no on-site support requirements into a regional lead country where possible for tax purposes	[N/A]
Scope of Veritas third party software has been reduced	[***]
Prognosis third party software has been removed from the scope	[***]
New Fixed Fee RUs have been defined for base charge allocations that were in Provider provided server and laptop RUs	[***]
Changes to Telecom – Data Network
-    Mobile and Voice third party contracts have been removed from the Agreement
-    Customer retains JPOP hosting third party contracts and JPOP’s will be used for SD WAN in place of GNPP as data network peering points
-    Existing data network circuits will be retained by Customer
-    A new Appendix A to the Fees Spreadsheet for Exhibit B (Fees) has been added listing all circuits Provider will be reselling in the United States
-    A split of the single “Telecom” RU into multiple RUs to map more directly to cost model as follows: (i) a variable circuit RU, and (ii) a fixed price Infrastructure Services RU that includes other services contained in the original Telecom RU (NICOM, DCIS, Network support, Allocations)

[***]

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Changes to Telecom – International - Non-US circuits have been removed from the scope of the Agreement. Non-US circuits will be retained by Customer until otherwise agreed by the Parties	[***]
Total Adjustment of Fees	($79,354,303)
New total for Fees for Services under Infrastructure SOW #1 and EUS SOW #2 over the Term	[***]

c.
The Parties have completed the joint verification process and agree to amend the Agreement to provide for equitable adjustments, based on the information contained in Section 1(b) above, to the Fees, Baselines, Services Descriptions, Managed Contracts, Service Locations and other terms of the Agreement affected by inaccuracies or omissions in Verifiable Information, as set forth in this Amendment.

2.	CHANGES TO THE MASTER SERVICES AGREEMENT
Section 3.1(C) (Statements of Work) of the Agreement is hereby amended by adding the following subsections (i) and (ii):
“(i)    The Parties shall cause their respective local country Affiliates to amend the Local Services Agreements to reflect the applicable terms and conditions agreed to in this Amendment. The intent of the Parties is that such amended Local Services Agreements will be entered into within [***] days of the Amendment Effective Date, but the Parties agree that such amended Local Services Agreements will be entered into in no event later than [***] days from the Amendment Effective Date. The Parties will cause their local country Affiliates to promptly provide copies of the proposed amendments and diligently and reasonably negotiate any terms that require discussion; provided that such amendments are consistent with the Agreement, including Section 3.1(C) (Statements of Work). Pricing for such Local Services Agreements for the Infrastructure Services and End User Services towers shall be as specified in Exhibit 2 (LSA – Fees for Local Services by Country) of Exhibit B (Fees), which is attached to Amendment.

(ii) The applicable terms and conditions in Amendment are intended to be effective in all countries on the Amendment Effective Date, with billing changes to be effective as of January 1, 2020. During the interim period between the Amendment Effective Date and the dates when the amended Local Services Agreements are signed, the Parties will cause their local country Affiliates to perform their responsibilities and obligations (including charging and payment of Fees) in each local country, as amended by and consistent with, the terms and conditions agreed to in Amendment.”

3.	STATEMENT OF WORK FOR INFRASTRUCUTURE SERVICES SOW #1
The following are the changes to the Statement of Work for Infrastructure Services SOW #1:

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Statement of Work for Infrastructure Services SOW #1 dated December 31, 2018 is hereby deleted in its entirety and replaced with the attached “Amended and Restated Statement of Work for Infrastructure Services SOW #1, dated June 26, 2020.”

4.	STATEMENT OF WORK FOR END USER SERVICES SOW #2.
The following are the changes to the Statement of Work for End User Services SOW #2:

Statement of Work for End User Services SOW #2 dated December 31, 2018 is hereby deleted in its entirety and replaced with the attached “Amended and Restated Statement of Work for End User Services SOW #2, dated June 26, 2020.”

5.	SCHEDULE 3 CROSS FUNCTIONAL SERVICES TERMS
The following are the changes to Schedule 3 (Cross Functional Services Terms):

Schedule 3 (Cross Functional Services Terms) is hereby deleted in its entirety and replaced with the attached amended “Schedule 3 (Cross Functional Services Terms) (Version 2), dated June 26, 2020.”

6.	DCIS REIMBURSEMENT AND GIGAMON CHARGE
Provider will reimburse Customer with an invoice credit in the amount of $[***] for the DCIS services performed by ISG ($[***] and $[***]) and Maripath ($[***] and $[***]) for March and April 2020, respectively.

Provider will invoice Customer a one-time charge of $[***] for the reinstatement fee associated with the Gigamon license fee that Customer allowed to lapse in 2019 prior to Provider taking over as a Managed Contract.

7.	INCORPORATION OF DURHAM AND SUNNYVALE CHANGE ORDERS
The Services and remaining monthly recurring charges (MRC) included in Change Orders JNPR REQ - 000005 and JNPR REQ – 000002 (“Change Orders”) for circuits located in Sunnyvale, CA and Raleigh/Durham, NC have been included in the amended Fees Spreadsheet to Exhibit B (Fees) attached hereto and such Change Orders will be terminated as of the Amendment Effective Date.

8.	REVISED FINANCIAL PROVISIONS

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a.
The Fees Spreadsheet to Exhibit B (Fees) for both Infrastructure SOW #1 and End User Services SOW #2 is hereby deleted in its entirety and replaced with the attached Fees Spreadsheet Excel spreadsheet, dated June 26, 2020.

The Financial Responsibility Matrix to Exhibit L (Asset Responsibility and Ownership Matrix) for both Infrastructure SOW #1 and End User Services SOW #2 is hereby deleted in its entirety and replaced with the attached Financial Responsibility Matrix Excel spreadsheet, dated June 26, 2020.

b.
The Parties agree that Appendix A to Infrastructure Fees Spreadsheet, dated June 26, 2020, contains US data circuit scope and, the Parties agree to update Appendix A within [***] days of the Amendment Effective Date to reflect the correct scope of circuits.

9.	GENERAL

a.
The Agreement, as amended by this Amendment, sets forth the entire agreement and understanding of the Parties with respect to the matters set forth herein and therein, and supersedes all prior negotiations, agreements, arrangements, and undertakings with respect to the matters set forth herein and therein.  No representations, warranties, or inducements have been made to any Party concerning the matters set forth in this Agreement, as amended by this Amendment, other than the representations, warranties, and covenants contained and memorialized in the Agreement, as amended by this Amendment.

b.	In the event of a conflict or inconsistency between the terms of this Amendment and those in the Agreement, the terms of this Amendment shall control and govern.

10.	LIST OF AMENDMENT ATTACHMENTS
The following documents are attached to, and form a part of, this Amendment and the Agreement:

1.	“Amended and Restated Statement of Work for Infrastructure Services SOW #1, dated June 26, 2020.”

2.	“Amended and Restated Statement of Work for End User Services SOW #2, dated June 26, 2020.”

3.	“Schedule 3 (Cross Functional Services Terms) (Version 2), dated June 26, 2020.”

4.	“Financial Responsibility Matrix Excel - Infrastructure spreadsheet, dated June 26, 2020.”

5.	“Fees Spreadsheet Excel spreadsheet, dated June 26, 2020.”

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6.	“Appendix A to Infrastructure Fees Spreadsheet, dated June 26, 2020.”

7.	“Exhibit 2 (LSA – Fees for Local Services by Country), dated June 26, 2020.”

Except for the modifications set forth above, all of the other terms and conditions of the Agreement (including its Schedules and Exhibits) remain in full force and effect. EACH PARTY ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THIS AMENDMENT AND AGREES TO BE BOUND BY THE TERMS HEREOF.

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IN WITNESS WHEREOF, Customer and Provider each has caused this Amendment to the Agreement to be signed and delivered by its duly authorized officer.

JUNIPER NETWORKS, INC. Signed: /s/Brian Martin Name (print): Brian Martin Title: General Counsel Date: June 28, 2020	INTERNATIONAL BUSINESS MACHINES CORPORATION Signed: /s/ Scott Anderson Name (print): Scott Anderson Title: Client Partner Executive Date: June 26, 2020

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Signature Page to Amendment No. 2
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